UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2018

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of Principal Executive Offices)	23113 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 13, 2017, Village Bank and Trust Financial Corp. (the “Company”) filed a Current Report on Form 8-K reporting that on November 8, 2017, the Company, with the approval of the Audit Committee of the Board of Directors, notified the Company’s independent registered public accounting firm, BDO USA, LLP (“BDO”), that BDO was being dismissed as the Company’s independent registered public accounting firm, effective immediately following the filing of the Company’s Form 10-K for the year ending December 31, 2017, which occurred on March 30, 2018. This amendment to the Company’s November 13, 2017 Form 8-K is being filed to provide the information required by Item 4.01 of Form 8-K for the period from November 8, 2017 to March 30, 2018.

Item 4.01	Change in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm.

During the Company’s most recent fiscal year ended December 31, 2017 and through March 30, 2018, the Company has not had any disagreement with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in their reports of the Company’s consolidated financial statements. In addition, during the Company’s most recent fiscal year ended December 31, 2017 and through March 30, 2018, there were no “reportable events” as the term is defined in Item 304(a)(1)(v) of Regulation S-K. BDO’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and December 31, 2016 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided BDO a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that BDO furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in this Item 4.01(a). A copy of BDO’s letter, dated March 30, 2018, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

16.2	Letter to the Securities and Exchange Commission from BDO, dated March 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: March 30, 2018	By:	/s/ C. Harril Whitehurst, Jr.
C. Harril Whitehurst, Jr.
Executive Vice President and CFO